Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     I, Russell P. Fradin, the Chief Executive Officer of The BISYS Group, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company for the fiscal quarter ended September 30, 2005 (the “Form 10-Q”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: July 25, 2006

/s/ Russell P. Fradin

Russell P. Fradin
President and Chief Executive Officer

Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
(AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)
     I, Bruce D. Dalziel, the Chief Financial Officer of The BISYS Group, Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company for the fiscal quarter ended September 30, 2005 (the “Form 10-Q”), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: July 25, 2006

/s/ Bruce D. Dalziel

Bruce D. Dalziel
Executive Vice President and Chief Financial Officer